UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2011

TRANSOCEAN LTD.

(Exact name of registrant as specified in charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Geneva Switzerland	CH-1214
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

Underwriting Agreement

On November 30, 2010, Transocean Ltd. and Transocean Inc., a wholly owned subsidiary of Transocean Ltd., entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among Transocean Ltd., Transocean Inc. and Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Mitsubishi UFJ Securities (USA), Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to an underwritten public offering (the “Offering”) of $1.0 billion of 5.050% Senior Notes due 2016, issued at a price of 99.906% of the principal amount, $1.2 billion of 6.375% Senior Notes due 2021, issued at a price of 99.946% of the principal amount, and $300 million of 7.350% Senior Notes due 2041, issued at a price of 99.996% of the principal amount (together, the “Senior Notes”). The due and punctual payment of the principal of, premium, if any, and interest on and all other amounts due under the Senior Notes will be fully and unconditionally guaranteed by Transocean Ltd.

The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which Transocean Ltd. and Transocean Inc., on the one hand, and the Underwriters, on the other hand, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The Offering was made under the Registration Statement on Form S-3 (Registration No. 333-169401) filed by Transocean Ltd. and Transocean Inc. on September 16, 2010.

Fifth Supplemental Indenture

The Senior Notes were issued pursuant to an Indenture (the “Indenture”) dated as of December 11, 2007 between Transocean Inc. and Wells Fargo Bank, National Association (the “Trustee”), as supplemented to date, and as further supplemented by the Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) among Transocean Inc., Transocean Ltd. and the Trustee. The closing of the Offering occurred on December 5, 2011.

Transocean Inc. has the right to redeem the Senior Notes at any time prior to maturity at a redemption price equal to 100% of the principal amount plus accrued and unpaid interest and a “make-whole premium.”

The interest rate payable on the Senior Notes of each series is subject to adjustment from time to time if Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) (or a substitute thereof), downgrades (or downgrades and subsequently upgrades) the credit rating assigned to such series of Senior Notes.

The Indenture contains restrictions on creating liens, engaging in sale/leaseback transactions and engaging in merger, consolidation or reorganization transactions.

The following are events of default with respect to the Senior Notes:

•                  failure to pay interest when due on the Senior Notes for 30 days;

•                  failure to pay principal of or any premium on the Senior Notes when due;

•                  failure to comply with any covenant or agreement in the Senior Notes or the Indenture for 90 days after written notice by the Trustee or by the holders of at least 25% in principal amount of the outstanding debt securities issued under the Indenture that are affected by that failure; and

•                  specified events involving bankruptcy, insolvency or reorganization of Transocean Inc.

The descriptions of the Underwriting Agreement, the Indenture, the Third Supplemental Indenture and the Fifth Supplemental Indenture are summaries and do not purport to be complete and are qualified in their entirety by reference to the provisions of such documents, which are filed with this Current Report on Form 8-K as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
1.1

Underwriting Agreement dated November 30, 2011 by and among Transocean Ltd., Transocean Inc. and Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Mitsubishi UFJ Securities (USA), Inc., as representatives of the several underwriters named therein

4.1

Senior Indenture, dated as of December 11, 2007, between Transocean Inc. and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 4.36 to Transocean Inc.’s Annual Report on Form 10-K (Commission File No. 333-75899) for the year ended December 31, 2007)

4.2

Third Supplemental Indenture, dated as of December 18, 2008 among Transocean Ltd., Transocean Inc. and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 4.3 to Transocean Inc.’s Current Report on Form 8-K (Commission File No. 333-75899) filed on December 19, 2008)

4.3	Fifth Supplemental Indenture
5.1	Opinion of Baker Botts L.L.P.
5.2	Opinion of Homburger AG

5.3	Opinion of Ogier
8.1	Opinion of Baker Botts L.L.P. relating to tax matters
8.2	Opinion of Homburger AG relating to tax matters
23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto)
23.2	Consent of Baker Botts L.L.P. (included in Exhibit 8.1 hereto)
23.3	Consent of Homburger AG (included in Exhibit 5.2 hereto)
23.4	Consent of Homburger AG (included in Exhibit 8.2 hereto)
23.5	Consent of Ogier (included in Exhibit 5.3 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: December 5, 2011	By:	/s/ Heather G. Callender
Heather G. Callender
Associate General Counsel

Exhibit No.	Description
1.1

Underwriting Agreement dated November 30, 2011 by and among Transocean Ltd., Transocean Inc. and Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Mitsubishi UFJ Securities (USA), Inc., as representatives of the several underwriters named therein

4.1

Senior Indenture, dated as of December 11, 2007, between Transocean Inc. and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 4.36 to Transocean Inc.’s Annual Report on Form 10-K (Commission File No. 333-75899) for the year ended December 31, 2007)

4.2

Third Supplemental Indenture, dated as of December 18, 2008 among Transocean Ltd., Transocean Inc. and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 4.3 to Transocean Inc.’s Current Report on Form 8-K (Commission File No. 333-75899) filed on December 19, 2008)

4.3	Fifth Supplemental Indenture
5.1	Opinion of Baker Botts L.L.P.
5.2	Opinion of Homburger AG
5.3	Opinion of Ogier
8.1	Opinion of Baker Botts L.L.P. relating to tax matters
8.2	Opinion of Homburger AG relating to tax matters
23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto)
23.2	Consent of Baker Botts L.L.P. (included in Exhibit 8.1 hereto)
23.3	Consent of Homburger AG (included in Exhibit 5.2 hereto)
23.4	Consent of Homburger AG (included in Exhibit 8.2 hereto)
23.5	Consent of Ogier (included in Exhibit 5.3 hereto)